COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Supplement dated May 3, 2010

to the Prospectuses, dated April 29, 2010, of

Columbia Federal Securities Fund, Variable Series

(the Fund)

Effective as of May 1, 2010, the table in the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is revised and replaced in its entirety with the following disclosure:

Jason J. Callan

Co-manager. Service with the Fund since 2010.

Portfolio manager of Columbia Management Investment Advisers, LLC; associated with Columbia Management Investment Advisers, LLC as an investment professional since 2007. From 2004 to 2007, Mr. Callan was a trader for GMAC ResCap.

Tom Heuer

Co-manager. Service with the Fund since 2010.

Portfolio manager of Columbia Management Investment Advisers, LLC; associated with Columbia Management Investment Advisers, LLC as an investment professional since 2002.

Colin J. Lundgren, CFA

Co-manager. Service with the Fund since 2010.

Portfolio manager of Columbia Management Investment Advisers, LLC; associated with Columbia Management Investment Advisers, LLC since 1989 and as a portfolio manager since 1995.

Shareholders should retain this Supplement for future reference.